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File Number 2-28097
Amendment to the Prospectus
By Supplement or Sticker
Pursuant to Rule 497(e)

This information reflects changes to the Prospectus Sections, "Investment Objective and Policies of the Fund" and "Management of the Fund/Fund Managers".

SUPPLEMENT TO THE ENTERPRISE GROUP OF FUNDS, INC. PROSPECTUS DATED OCTOBER 1, 1998.

These paragraphs supersede the paragraphs for Enterprise International Growth
Fund:

The Board of Directors named Vontobel USA Inc. ("Vontobel") Fund Manager effective April 1, 1999. Vontobel was formed in 1984, and is a wholly-owned subsidiary of Vontobel Holding Ltd., a Swiss bank holding company and an affiliate of Bank J. Vontobel & Co. Ltd. of Zurich, Switzerland. Vontobel's address is 450 Park Avenue, New York, New York 10022. Fabrizio Pierallini, Senior Vice President/Managing Director of International Investments, is responsible for the day-to-day management of the Fund. He has more than 17 years' investment industry experience. He joined Vontobel in 1994 in his present position and previously served as Portfolio Manager for Swiss Bank Corporation.

It is a fundamental policy of the Fund that it will invest at least 80% of its total assets (except when maintaining a temporary defensive position) in equity securities of companies domiciled outside the United States. That portion of the Fund not invested in equity securities is, in normal circumstances, invested in U.S. and foreign government securities, high-grade commercial paper,


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certificates of deposit, foreign currency bankers acceptances, cash and cash equivalents, time deposits, repurchase agree ments and similar money market instruments, both foreign and domestic. The Fund may invest in convertible debt securities of foreign issuers which are convertible into equity securities at such time as a market for equity securities is established in the country involved.

The International Growth Fund will invest primarily in equity securities, which may achieve capital appreciation by selecting companies with superior potential based on a series of macro and micro analyses. The International Growth Fund may select its investments from companies which are listed on a securities exchange or from companies whose securities have an established over-the-counter market, and may make limited investments in "thinly traded" securities.

The International Growth Fund will have at least 65% of its assets invested in European and Pacific Basin equity securities. The International Growth Fund intends to broadly diversify investments among countries and normally to have represented in the portfolio business activities of not less than three different countries. The selection of the securities in which the International Growth Fund will invest will not be limited to companies of any particular size, and will be based only upon the expected contribution such security will make to its investment objective.

Using an approach that involves top-down country allocation combined with bottom-up stock selection, the Fund Manager will seek to identify countries where economic and political factors are likely to provide above-average returns, and companies in such countries that


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are best positioned in their respective industries and are attractively valued.
In this regard the Fund Manager will allocate the assets of the International Growth Fund principally between the European and Pacific regions. The International Growth Fund will invest most of its assets in equity securities of countries which are generally considered to have developed markets, such as the United Kingdom, Germany, France, the Netherlands, Switzerland, Norway, Spain, Japan, Hong Kong, Australia, and Singapore.

The Fund Manager's approach is governed by its belief that the principal factors affecting an equity market's return are, on a country allocation basis, the proportion of liquidity in the economy, and, on a stock selection basis, consistent profit growth, a strong balance sheet and high returns on employed capital and, in addition, that the effect of currency fluctuations on portfolio returns can be reduced through a systematic hedging strategy.

For its country allocation, the Fund Manager analyzes approximately 35 international growth markets, which include the 20 markets currently comprised in Morgan Stanley Capital International's Europe, Australia, and Far East Index ("EAFE"). The Fund Manager also gives consideration to such factors as market liquidity, accessibility to foreign investors, regulatory protection of shareholders, accounting and disclosure standards, and transferability of funds and foreign exchange controls, if any.

Each factor is assigned a numerical value based on a scale determined by the historic ranges. Based on the arithmetical sum of all such values, an attractiveness ranking for each country in the Fund Manager's universe is


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produced on a quarterly basis. The use of three different sets of variables in combination results in a higher degree of predictability of the valuation model's output. Generally, the factors are equally weighted. In a few instances a double weight is assigned if the predictive power of a particular factor has historically been very high, like yield curve analysis, which is relevant in all markets.

The valuation model's total return expectations provide a relative ranking in descending order of attractiveness of all countries in the Fund Manager's universe. It is not the Fund Manager's approach to make country "bets" by, for example, significantly overweighting those countries showing the highest expected return based on the output of the Fund Manager's valuation model. Rather, the Fund Manager normalizes the distribution of country weights through the use of a proprietary risk-variance matrix that establishes for each market a minimum/maximum weight relative to the benchmark (EAFE). Since the Fund Manager's country allocation valuation model cannot take into account exogenous events impacting country stock market returns such as political events, social unrest and currency turmoil, this matrix serves for risk control purposes.

Before a decision is made to increase or lower a country weight based on the quantitative output of the valuation model, the Fund Manager reviews the country's fundamental economic data that are not part of the country screening process as well as its political situation. This systematic qualitative analysis focuses on such macroeconomic data as GDP growth, external trade balances, current account and balance of payments, external debt position and debt service ratios, foreign reserve


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position, ability to finance deficits in external accounts, fiscal and exchange rate policies, private and public savings rates, as well as inflationary trends.

The Fund Manager believes this approach to be more useful than a rigid discipline that ties the magnitude and timing of shifts in country weights directly to changes in the expected returns for each country produced by the Fund Manager's valuation model since the Fund Manager does not employ portfolio optimization techniques.

The Fund Manager's stock selection process begins by screening a universe of approximately 3000 stocks in a market capitalization range from approximately $500 million to approximately $100 billion. The Fund Manager's screens are designed to be representative of each market and generally cover a broad cross-section of companies which together account for about 70% of total market capitalization. The Fund Manager's approach is to look at companies whose growth factors can be measured and compared. The Fund Manager's data series focus on low price to sales ratios, consistent earnings growth, consistent operating margins, high returns on equity relative to price to cash flow, and healthy debt ratios. The Fund Manager defines cash flow as recurrent net profit plus depreciation. Furthermore, the Fund Manager analyzes the share price in relation to earnings before interest, taxes, depreciation and amortization, and looks at the underlying trend of cash and retained earnings. The screens, comprising multiple valuation ratios, are used to ensure rigor and consistency in the Fund Manager's bottom-up research.

The Fund Manager supplements the above quantitative screening process by an analysis of certain qualitative criteria,


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one of the most important of which is to identify strong, stable and reliable management that maintains a company's market position through consistent unit volume growth and gains in market share rather than a reliance on price increases, exercises tight financial control and fosters a culture of market responsiveness.

Based on the Fund Manager's ranking of approximately 3000 stocks in about 35 different international equity markets, the Fund Manager usually selects names which appear in the top third of the quantitative screens for each country. Based on the screening factors, these stocks typically show low historical deviations of annual earnings, high returns on equity and low debt levels. Position size at purchase ranges from about 0.7% to 1% of total portfolio assets.

Within this range position size varies in proportion to the market capitalization of the company within a given country's stock market. The Fund Manager normally allows positions to reach a maximum of approximately 5% of total assets.

Shifts in country weight are the principal cause for selling stocks. Stocks are sold if a country's maximum weight-basis on the risk-variance matrix has been exceeded. The Fund Manager may trim or sell positions if a name drops from the top third of its quantitative screens due to price appreciation or if a company's fundamentals have deteriorated.

Within each country, no conscious sector allocation decision is made. Sector allocation is the result of the stock selection within each country.

As of December 31, 1998, Vontobel's assets under management for all clients


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approximated $2 billion. Usual investment minimum: $10,000,000. The management fee is .85%, and the Fund Manager receives 0.40% for the first $100,000,000 of assets under management; 0.35% for assets between $100,000,000 to $200,000,000; 0.30% for assets between $200,000,000 and $500,000,000; and 0.25% for assets in excess of $500,000,000.

April 6, 1999